UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
(Registrant)
(Exact name of registrant as specified in its charter)

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
(Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware	26-0151234 (Registrant)
(State or other Jurisdiction of Incorporation	26-0151301 (Co-Registrant)
or organization)	(IRS Employer ID Number)

c/o Greenhaven Commodity Services, LLC	30326
3340 Peachtree Road	(Zip Code)
Suite 1910
Atlanta, GA
(Address of Principal Executive Offices)

001-33908
001-33909
(Commission File Number)

(404) 239-7942
Registrant’s telephone number, including area code:

Registrant’s telephone number, including area code: (404) 239-7942

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Greenhaven Commodity Services, LLC (the “Managing Owner”), the managing owner of Greenhaven Continuous Commodity Index Fund (the “Fund”) and Greenhaven Continuous Commodity Index Master Fund (the “Master Fund”) has determined to reduce the total fees, costs and expenses borne by the investors in the Fund.

As described in the Registration Statement of the Fund and the Master Fund, on Form S-3, File No. 333-170917 (and 333-170917-01) (the “Prospectus”), the Fund is indirectly subject to the fees and expenses described in the Prospectus, accrued at a rate of 1.09% per annum of the net assets of the Master Fund during the Calendar year including, (i) a Management Fee payable by the Master Fund to the Managing Owner, monthly in arrears, in an amount equal to 0.85% per annum of the average amount of daily net assets of the Master Fund during the year, and (ii) brokerage commissions and fees, payable by the Master Fund to the Managing Owner, which the Managing Owner has previously accrued at a rate of 0.24% of the net asset value of the Master Fund in any year, although the actual amount of brokerage commissions and fees in any year may be greater. The Managing Owner has historically paid the Master Fund’s and the Fund’s routine operational, administrative and other ordinary expenses, including, but not limited to, the fees and expenses of the Trustee, legal and accounting fees and expenses, tax preparation expenses, filing fees, and printing, mailing and duplication costs.

The Managing Owner has determined that it is no longer necessary to accrue for brokerage commissions and fees in an amount of 0.24%, and has accordingly determined to reduce its charge to the Master Fund as follows. With immediate effect, the Fund will (a) continue to charge a Management Fee to the Master Fund in an amount equal to 0.85% per annum of the average amount of daily net assets of the Master Fund during the year, and (b) accrue (from August 1, 2011 onwards) to the Fund a reduced amount of 0.20% of the net asset value of the Master Fund in any year, on account of brokerage commissions and fees as well as routine operational, administrative and other ordinary expenses (including, but not limited to, the fees and expenses of the Trustee, legal and accounting fees and expenses, tax preparation expenses, filing fees, and printing, mailing and duplication costs), so that the total fees accrued by the Managing Owner for payment by the Master Fund to the Managing Owner will be reduced from 1.09% to 1.05% of the net asset value of the Master Fund in any year. Of the 0.20% accrued for brokerage fees and commissions and other expenses, the Master Fund will first pay brokerage fees and commissions, and secondly, from the remainder of the amount so accrued, will reimburse the Managing Owner for the Fund’s and Master Fund’s routine operational, administrative and other ordinary expenses paid by the Managing Owner.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS
COMMODITY INDEX FUND

By Greenhaven Commodity Services,
LLC, the Managing Owner

By:  /s/ Ashmead Pringle
Name:  Ashmead Pringle
Title:  Chief Executive Officer

GREENHAVEN CONTINUOUS
COMMODITY INDEX MASTER FUND

By Greenhaven Commodity Services,
LLC, the Managing Owner

By:  /s/ Ashmead Pringle
Name:  Ashmead Pringle
Title:  Chief Executive Officer

Date: July 29, 2011